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                                                                    EXHIBIT 23.6

                              Consent of Appraiser

         We hereby consent to the references made to us and/or our appraisal by Hanover Equipment Trust 2001B, Hanover Compressor Company and Hanover Compression Limited Partnership in the Prospectus constituting a part of this Registration Statement on Form S-4.

                                             AMERICAN APPRAISAL ASSOCIATES, INC.

                                             By: /s/ Dale J. Egan
                                                --------------------------------
                                             Name:  Dale J. Egan
                                             Title: General Counsel

Milwaukee, Wisconsin
December 21, 2001